UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2012

TAL INTERNATIONAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-126317	20-1796526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manhattanville Road

Purchase, New York 10577-2135

(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)   Effective October 23, 2012, the Board of Directors of TAL International Group, Inc. appointed Kenneth Hanau to the Board of Directors of TAL International Group, Inc. and of each of its U.S. subsidiaries. The Board of Directors approved an Indemnity Agreement with Mr. Hanau identical to those previously entered into with the other directors of TAL International Group, Inc. in the form of Exhibit 10.7 to TAL International Group, Inc.’s Form 10-K filed on February 22, 2012.

On October 25, 2012, TAL International Group, Inc. issued a press release announcing the appointment of Kenneth Hanau. A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1     Press release issued by TAL International Group, Inc. dated October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.

Dated: October 25, 2012	By:	/s/ Brian Sondey
		Name:	Brian Sondey
		Title:	Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press Release issued by TAL International Group, Inc. on October 25, 2012.